Other Financial Assets	12 Months Ended
Dec. 31, 2025
Other Financial Assets [Abstract]
Other financial assets
8.	Other financial assets

	2025	2024
	USD	USD

Keyman insurance	71,561	69,505
Advance from supplier	-	323,514
	71,561	393,019

Keyman insurance was purchased by the company for a department head, who is a family member of Swee Kheng Chua, for which USD 85,956 was capitalized as other financial asset. The amount was revalued to USD71,651 (2024: USD69,505) as at December 31, 2025. The policy has an accumulating asset value and provides $1 million coverage on the life insured. The Company has the discretion to reassign the life insured.

Advances from supplier pertain to credit notes issued by the supplier. The credit notes raised as compensation for the unsatisfactory of their services. These credit notes were offset against prior year and current year purchases. As at December 31, 2025, credit balances were fully utilized.